Property, plant and equipment, net	12 Months Ended
Dec. 31, 2019
Property, plant and equipment, net
Property, plant and equipment, net

Note 10—Property, plant and equipment, net

“Property, plant and equipment, net” consisted of the following:

	December 31,
($ in millions)	2019	2018
Land and buildings	3,568	3,573
Machinery and equipment	5,620	5,624
Construction in progress	500	464
	9,688	9,661
Accumulated depreciation	(5,716)	(5,528)
Total	3,972	4,133
Assets under finance leases included in “Property, plant and equipment, net” were as follows:
	December 31,
($ in millions)	2019	2018
Land and buildings	142	171
Machinery and equipment	62	69
	204	240
Accumulated depreciation	(99)	(122)
Total	105	118
In 2019, 2018 and 2017 depreciation, including depreciation of assets under finance leases, was $616 million, $578 million and $549 million, respectively. In 2019, 2018 and 2017 there were no significant impairments of property, plant or equipment.